EXHIBIT 99

EMERGENT BIOSOLUTIONS REPORTS FIRST QUARTER 2017 FINANCIAL RESULTS; REAFFIRMS 2017 GUIDANCE

GAITHERSBURG, MD, May 4, 2017—Emergent BioSolutions Inc. (NYSE: EBS) reported financial results for the quarter and three months ended March 31, 2017.

FINANCIAL HIGHLIGHTS

(in millions)	1Q 2017	1Q 2016	(1)
Total Revenues	$116.9	$103.0
Net Income	$10.5	$11.9
Adjusted Net Income (2)	$14.3	$13.3
EBITDA (2)	$25.4	$29.1

(1)  See "Reconciliation of Statement of Operations" for a reconciliation of the Company's Statement of Operations for the Three Months Ended March 31, 2016 on a continuing operations basis to that on a combined basis.

(2)  See "Reconciliation of Net Income to Adjusted Net Income and EBITDA" for a definition of terms and a reconciliation table.

Q1 2017 AND RECENT BUSINESS ACCOMPLISHMENTS
•	Received German Federal Ministry of Health approval of Building 55 for large-scale manufacturing of BioThrax® (Anthrax Vaccine Adsorbed)
•	Signed a $100 million contract with the Biomedical Advanced Research and Development Authority (BARDA) for BioThrax deliveries to the Strategic National Stockpile (SNS)
•	Signed a $53 million modification to the Company's existing BARDA contract for the manufacture of its botulism antitoxin, BAT® [Botulism Antitoxin Heptavalent (A, B, C, D, E, F, G) - (Equine)]
•	Awarded a BARDA task order valued at up to $30.5 million to develop viral hemorrhagic fever monoclonal antibody therapeutics

2017 FINANCIAL PERFORMANCE

(I) Quarter Ended March 31, 2017 (unaudited)

Revenues

Total Revenues
For Q1 2017, Total revenues were $116.9 million, an increase of 13% as compared to 2016.

Product Sales
For Q1 2017, Product sales were $82.0 million, an increase of 29% as compared to 2016. The increase is principally attributable to higher Other product sales, specifically timing of BAT sales to the SNS, offset by lower BioThrax sales which were affected by the timing of deliveries to the SNS.

	Three Months Ended March 31,
(in millions)	2017	2016	% Change
Product Sales
BioThrax®	$43.8	$59.1	(26)%
Other	$38.2	$4.7	720%
Total Product Sales	$82.0	$63.8	29%

Contract Manufacturing
For Q1 2017, revenue from the Company's contract manufacturing operations was $17.6 million, an increase of 132% as compared to 2016. The increase primarily reflects an increase in fill/finish services at the Company's Camden facility in Baltimore, along with manufacturing of Aptevo Therapeutics Inc. products.

Contracts and Grants
For Q1 2017, contracts and grants revenue was $17.3 million, a decrease of 45% as compared to 2016. The decrease primarily reflects a reduction in development funding due to the timing of development activities under ongoing programs, as well as a reduction for various programs that were concluded prior to the start of the 2017 period but were funded and ongoing in the prior comparative period in 2016.

Operating Expenses

Cost of Product Sales and Contract Manufacturing
For Q1 2017, Cost of product sales and contract manufacturing was $46.3 million, an increase of 93% as compared to 2016. The increase primarily reflects higher costs associated with the increase in both Other product sales and contract manufacturing.

Research and Development
For Q1 2017, gross R&D expenses were $20.5 million, a decrease of 22% as compared to 2016. For Q1 2017, net R&D was $3.2 million, as compared to being fully funded and resulting in a net contribution from funded development programs of $5.5 million in 2016. Net R&D, which is more representative of the Company's actual out-of-pocket investment in product development, is calculated as gross research and development expenses less contracts and grants revenue.

	Three Months Ended March 31,
(in millions)	2017	2016	% Change
Research and Development Expenses [Gross]	$20.5	$26.1	(22)%
Adjustments:
- Contracts and grants revenue	$17.3	$31.6	(45)%
Net Research and Development Expenses (Income)	$3.2	$(5.5)	--

Selling, General and Administrative
For Q1 2017, selling, general and administrative expenses were $35.2 million, an increase of 11% as compared to 2016. The increase is attributable to costs associated with restructuring activities within the general and administrative functional groups, and increased costs associated with professional services to support the Company's strategic growth initiatives.

Net Income
For Q1 2017, Net income was $10.5 million, or $0.23 per diluted share, versus $11.9 million, or $0.27 per diluted share, in 2016.

For Q1 2017 and 2016, net income per diluted share is computed using the "if-converted" method. This method requires net income to be adjusted to add back interest expense and amortization of debt issuance cost, both net of tax, associated with the Company's 2.875% Convertible Senior Notes due 2021. The following table details the adjustments made in this calculation.

	Three Months Ended March 31,
(in millions, except per share value)	2017	2016
Net Income	$10.5	$11.9
Adjustments:
+ Interest expense, net of tax	0.9	0.7
+ Amortization of debt issuance costs, net of tax	0.2	0.2
Net Income, adjusted Net Income Per Diluted Share, adjusted	$11.6 $0.23	$12.8 $0.27
Weighted Average Diluted Shares	49.7	48.3

2017 FORECAST & OPERATIONAL GOALS
Full Year 2017 Forecast:
•	Total revenue of $500 to $530 million, including BioThrax sales of $265 to $280 million
•	GAAP net income of $60 to $70 million
•	Adjusted net income of $70 to $80 million (3)
•	EBITDA of $135 to $145 million (3)

(3)	See "Reconciliation of Net Income to Adjusted Net Income and EBITDA" for a definition of terms and a reconciliation table.

2Q 2017 Forecast:
•	Total revenue of $100 to $115 million

2017 Operational Goals:
•	Initiate three Phase I or II clinical studies for emerging infectious disease therapeutics
•	Advance NuThraxTM (anthrax vaccine adsorbed with CPG 7909 adjuvant) development to enable initiating a Phase III study in 2018
•	Initiate two human factor studies for a nerve agent antidote auto-injector
•	Complete an acquisition that generates revenue within 12 months of closing

CONFERENCE CALL AND WEBCAST INFORMATION
Company management will host a conference call at 5:00 pm (Eastern Time) today, May 4, 2017, to discuss these financial results. This conference call can be accessed live by telephone or through Emergent's website:

Live Teleconference Information: Dial in number: (855) 766-6521 International dial in: (262) 912-6157 Conference ID: 29691796

Live Webcast Information: Visit edge.media-server.com/m/p/523ryq7t for the live webcast feed.

A replay of the call can be accessed on Emergent's website emergentbiosolutions.com under "Investors."

ABOUT EMERGENT BIOSOLUTIONS INC.
Emergent BioSolutions Inc. is a global life sciences company seeking to protect and enhance life by focusing on providing specialty products for civilian and military populations that address accidental, intentional and naturally emerging public health threats. Through our work, we envision protecting and enhancing 50 million lives with our products by 2025. Additional information about the company may be found at emergentbiosolutions.com. Follow us @emergentbiosolu.

SAFE HARBOR STATEMENT
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, our financial guidance, and any other statements containing the words "believes," "expects," "anticipates," "intends," "plans," "targets," "forecasts," "estimates" and similar expressions in conjunction with, among other things, discussions of the Company's outlook, financial performance or financial condition, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, product development, Emergency Use Authorization or other regulatory approvals or expenditures and plans to increase our operational efficiencies and cost structure are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements, including the availability of funding and the exercise of options under our BioThrax and NuThrax contracts; appropriations for the procurement of our products; our ability to secure EUA pre-authorization approval and licensure of NuThrax from the U.S. Food and Drug Administration within the anticipated timeframe, if at all; our ability to achieve our planned operational efficiencies and targeted levels of cost savings; availability of funding for our U.S. government grants and contracts; our ability to identify and acquire or in-license products or late-stage product candidates that satisfy our selection criteria and to integrate such companies, products or product candidates; whether anticipated synergies and benefits from an acquisition or in-license are realized within expected time periods, if at all; our ability to utilize our manufacturing facilities and expand our capabilities; our ability and the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; the results of regulatory inspections; the outcome of the class action lawsuit filed against us and possible other future material legal proceedings; our ability to meet operating and financial restrictions placed on us and our subsidiaries that are contained in our senior credit facility; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements.

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Investor Contact Robert Burrows Vice President, Investor Relations (o) 240/631-3280; (m) 240/413-1917 burrowsr@ebsi.com	Media Contact Lynn Kieffer Vice President, Corporate Communications (o) 240/631-3281 kiefferl@ebsi.com

FINANCIAL STATEMENTS FOLLOW

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2017	2016
	(Unaudited)
Revenues:
Product sales	$81,969	$63,753
Contract manufacturing	17,628	7,587
Contracts and grants	17,261	31,624
Total revenues	116,858	102,964

Operating expenses:
Cost of product sales and contract manufacturing	46,322	24,001
Research and development	20,476	26,093
Selling, general and administrative	35,150	31,713
Income from operations	14,910	21,157

Other income (expense):
Interest income	373	186
Interest expense	(1,938)	(1,524)
Other income, net	300	35
Total other expense, net	(1,265)	(1,303)

Income from continuing operations before provision for income taxes	13,645	19,854
Provision for income taxes	3,160	7,965
Net income from continuing operations	10,485	11,889
Net loss from discontinued operations	-	(7,898)
Net income	$10,485	$3,991

Net income from continuing operations - basic	$0.26	$0.30
Net income (loss) from discontinued operations - basic	-	(0.20)
Net income per share - basic	$0.26	$0.10

Net income from continuing operations - diluted	$0.23	$0.27
Net income (loss) from discontinued operations - diluted	-	(0.17)
Net income per share - diluted (1)	$0.23	$0.10

Weighted-average number of shares - basic	40,727,755	39,542,656
Weighted-average number of shares - diluted	49,718,426	48,359,892

(1)	See section entitled "Net Income" for explanation of adjustments to numerator for diluted share calculation.

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share and per share data)

	March 31, 2017	December 31, 2016
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$270,170	$271,513
Accounts receivable, net	128,082	138,478
Inventories	70,732	74,002
Income tax receivable, net	6,771	9,996
Prepaid expenses and other current assets	13,411	16,229
Total current assets	489,166	510,218

Property, plant and equipment, net	381,102	376,448
Intangible assets, net	32,311	33,865
Goodwill	41,001	41,001
Deferred tax assets, long-term, net	5,022	6,096
Other assets	3,037	2,483
Total assets	$951,639	$970,111
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$27,179	$34,649
Accrued expenses and other current liabilities	4,346	6,368
Accrued compensation	23,318	34,537
Notes payable	-	20,000
Contingent consideration, current portion	2,216	3,266
Deferred revenue, current portion	10,647	7,036
Total current liabilities	67,706	105,856

Contingent consideration, net of current portion	9,601	9,919
Long-term indebtedness	248,394	248,094
Deferred revenue, net of current portion	13,887	8,433
Other liabilities	1,632	1,604
Total liabilities	341,220	373,906

Stockholders' equity:
Preferred stock, $0.001 par value; 15,000,000 shares authorized, 0 shares issued and outstanding at both March 31, 2017 and December 31, 2016	-	-
Common stock, $0.001 par value; 200,000,000 shares authorized, 41,380,108 shares issued and 40,954,615 shares outstanding at March 31, 2017; 40,996,890 shares issued and 40,574,060 shares outstanding at December 31, 2016	41	41
Treasury stock, at cost, 425,493 and 422,830 common shares at both March 31, 2017 and December 31, 2016, respectively	(6,501)	(6,420)
Additional paid-in capital	355,661	352,435
Accumulated other comprehensive loss	(3,747)	(4,331)
Retained earnings	264,965	254,480
Total stockholders' equity	610,419	596,205
Total liabilities and stockholders' equity	$951,639	$970,111

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME AND EBITDA
This press release contains two financial measures (Adjusted Net Income and EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)) that are considered "non-GAAP" financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company's definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges resulting from purchase accounting. EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and provision for income taxes. The Company views these non-GAAP financial measures as a means to facilitate management's financial and operational decision-making, including evaluation of the Company's historical operating results and comparison to competitors' operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company's business.

The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company's reported results of operations, management strongly encourages investors to review the Company's consolidated financial statements and publicly filed reports in their entirety.

Reconciliation of Net Income to Adjusted Net Income

	Three Months Ended March 31,
(in millions, except per share value)	2017	2016	Source
Net Income	$10.5	$11.9	NA
Adjustments:
+ Acquisition-related costs (transaction & integration)	0.6	--	SG&A
+ Non-cash amortization charges	1.9	2.2	COGS, SG&A, Other Income
+ Restructuring costs	1.4	--	SG&A
+ Impact of purchase accounting on inventory step-up	1.8	--	COGS
Tax effect	(2.0)	(0.8)	NA
Total Adjustments	3.8	1.4	NA
Adjusted Net Income Adjusted Net Income per Diluted Share	$14.3 $0.29	$13.3 $0.28	NA

(I)	Reconciliation of Net Income to EBITDA

	Three Months Ended March 31,
(in millions, except per share value)	2017	2016
Net Income	$10.5	$11.9
Adjustments:
+ Depreciation & Amortization	9.8	7.7
+ Provision For Income Taxes	3.2	8.0
+ Total Interest Expense	1.9	1.5
Total Adjustments	14.9	17.2
EBITDA EBITDA per Diluted Share	$25.4 $0.51	$29.1 $0.60

RECONCILIATION OF STATEMENT OF OPERATIONS
The following table provides a reconciliation of the Company's Statement of Operations for the Three Months Ended March 31, 2016 on a continuing operations basis to that on a combined basis, which takes into account the impact of the Aptevo-related discontinued operations.

Emergent BioSolutions Inc. and Subsidiaries
Consolidated Statements of Operations
(in thousands, except share and per share data)

	Three Months Ended March 31, 2016
	Continuing Operations	Discontinuing Operations	Combined
Revenues:	(Unaudited)
Product sales	$63.8	$8.0	$71.7
Contract manufacturing	7.6	-	7.6
Contracts and grants	31.6	0.1	31.7
Total revenues	103.0	8.0	111.0

Operating expenses:
Cost of product sales and contract manufacturing	24.0	4.5	28.5
Research and development	26.1	8.1	34.2
Selling, general and administrative	31.7	8.1	39.8
Income from operations	21.2	(12.6)	8.6

Other income (expense):
Interest income	0.2	-	0.2
Interest expense	(1.5)	-	(1.5)
Other income, net	0.0	0.1	0.1
Total other expense, net	(1.3)	0.1	(1.2)

Income (loss) before provision for (benefit) from income taxes	19.9	(12.5)	7.3
Provision for (benefit from) income taxes	8.0	(4.6)	3.3
Net income	$11.9	$(7.9)	$4.0